                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT



                                                                                       Organized Under                 Percentage
Consolidated Subsidiaries:                                                               the Laws of                    Ownership
--------------------------                                                               -----------                    ---------
A.H. Julius Rohde GmbH..............................................................       Germany                          100%
Atlanta & Saint Andrews Bay Railroad Co.............................................       Florida                          100%
Cameo Container Corporation.........................................................       Illinois                         100%
Cartomills France, S.A.R.L. ........................................................       France                           100%
Cartonnages Robert Delubac S.A.R.L. ................................................       France                            98.8%
Cousins Leasing Corporation ........................................................       New York                         100%
Dongguan Stone Millenium Paper & Packaging Industries, Ltd..........................       British Virgin Islands           100%
DST Design Service Team, GmbH ......................................................       Germany                          100%
Eurosave Institut fur Verpackungslogistik GmbH......................................       Germany                          100%
Eurotrend Gesellschaft GmbH ........................................................       Germany                          100%
Grundstrucks-Verwaltungsgesellschaft Altona mbh.....................................       Germany                           95%
IFP Institute Fur Packungsdesign GmbH...............................................       Germany                          100%
IDENTITY Agent Fur Markendesign GmbH................................................       Germany                          100%
Indonesian Container Investments Corp. .............................................       British Virgin Islands           100%
Industrial Cordobesa, S.A...........................................................       Spain                             98%
Inversiones Stone de Argentina (BVI) Ltd ...........................................       British Virgin Islands           100%
Inversiones Stone de Chile (BVI) Ltd ...............................................       British Virgin Islands           100%
Leasing-Kontor fur Investitionsguter GmbH ..........................................       Germany                          100%
Orangeburg Trucking, Inc. ..........................................................       South Carolina                   100%
PT Stone Container Indonesia........................................................       Indonesia                         80%
Quingdao Stone Millenium Paper & Packaging Industries, Ltd..........................       British Virgin Islands           100%
SSJ Corporation.....................................................................       Delaware                         100%
Societe Europeenne de Carton S.A.R.L. ..............................................       France                            95%
Southwest Forest Insurance Company, Ltd. ...........................................       Bermuda                          100%
Speditions-Gesellschaft Visurgis mbh ...............................................       Germany                          100%
Ston Forestal, S.A. ................................................................       Costa Rica                       100%
Ston Forestal Panama S.A. ..........................................................       Panama                           100%
Stone Cartomills Luxembourg.........................................................       Luxembourg                       100%
Stone Cartomills, S.A. .............................................................       Belgium                          100%
Stone Cevennes Emballages, S.A. ....................................................       France                            98.8%
Stone Communications Corporation....................................................       Delaware                         100%
Stone Container Administradora Argentina ...........................................       British Virgin Islands           100%
Stone Container Asia Corporation ...................................................       Delaware                         100%
Stone Container Australia Pty., Ltd. ...............................................       Australia                        100%
Stone Container (Canada) Inc. ......................................................       Canada                           100%
Stone Millennium (China) Holdings, Ltd..............................................       British Virgin Islands           100%
Stone Container de Mexico S.A. de C.V...............................................       Mexico                           100%
Stone Container Finance Company of Canada...........................................       Canada                           100%
Stone Container GmbH ...............................................................       Germany                          100%
Stone Container International Corporation ..........................................       U.S. Virgin Islands              100%
Stone Container Latin America Corporation ..........................................       Delaware                         100%
Stone Espana S.A....................................................................       Spain                            100%
Stone Europa Carton AG. ............................................................       Germany                          100%
Stone Europapel S.A ................................................................       Spain                             98%
Stone Global, Inc...................................................................       Delaware                         100%
Stone Graficarton S.A...............................................................       Spain                             98.4%
Stone LAKI Corporation..............................................................       British Virgin Islands           100%
Stone Papers, Inc. .................................................................       Delaware                         100%
Stone Receivables Corporation.......................................................       Delaware                         100%
Stone/River House Australian Investments, Inc. .....................................       Delaware                         100%


                                                                                       Organized Under                 Percentage
CONSOLIDATED SUBSIDIARIES:                                                               the Laws of                    Ownership
--------------------------                                                               -----------                    ---------
Stone Snowflake Newsprint Company...................................................       Delaware                         100%
Stone Truepenny H.K. Limited .......................................................       Hong Kong                        100%
Stone Truepenny International, Inc..................................................       British Virgin Islands           100%
Stone-Ven Investments, Inc. ........................................................       Delaware                         100%
Trobox Kartonnages B.V. ............................................................       Netherlands                      100%
Trobox Verpakkingen B.V.............................................................       Netherlands                      100%
WWG Weser-Werstoff-Gesellschaft mbH.................................................       Germany                           51%
Wellpappenwerk Waren GmbH ..........................................................       Germany                          100%


NON-CONSOLIDATED ENTITIES:
Abitibi-Consolidated, Inc...........................................................       Canada                            25%
Aspamill Inc. ......................................................................       Canada                            45%
Associated Paper Mills (Ontario) Limited............................................       Canada                            45%
B.C. Shipper Supplies Ltd...........................................................       Canada                            50%
Cajofe Industries S.A...............................................................       France                            50%
Cartonex Bernal S.A. ...............................................................       Argentina                         50%
Cartonex S.A. I.C.F.Y.F.............................................................       Argentina                         50%
Cartonnages De France S.A...........................................................       France                            48.8%
Corrupac S.A. ......................................................................       Chile                             50%
Dyne-A-Pak..........................................................................       Canada                            45%
Europa Carton B.V...................................................................       Netherlands                       50%
Europa Carton Faltschachtel GmbH....................................................       Germany                           50%
Europa Carton Holding B.V...........................................................       Netherlands                       50%
FCP Robinson Cartons Ltd............................................................       United Kingdom                    50%
Financiere Carton Papier ...........................................................       France                            50%
Florida Coast Paper Company, L.L.C. ................................................       Delaware                          50%
Florida Coast Paper Corporation.....................................................       Delaware                          50%
Florida Coast Paper Finance Corporation ............................................       Delaware                          50%
Florida Coast Paper Holding Company, L.L.C. ........................................       Delaware                          50%
GfA-Gesellschaft fur Altpapier und Rohstoffe .......................................       Germany                           33.3%
Groupement Forestier de Champlain Inc...............................................       Canada                            10%
ICO, Inc. ..........................................................................       Canada                            42%
ICP Logistiques S.A.................................................................       France                            50%
Indupa Vertriebgesellschaft mbh & Co. KG ...........................................       Germany                           50%
Laimbeer Packaging Company L.L.C. ..................................................       Delaware                          50%
MacMillan Bathurst .................................................................       Canada                            50%
MacMillan Bathurst Inc. ............................................................       Canada                            50%
Maritime Containers Limited ........................................................       Canada                            35%
Maritime Paper Products Limited.....................................................       Canada                            35%
ORPACK-Stone Corporation ...........................................................       Delaware                          49%
Paroco Rohstoffvetwertung GmbH......................................................       Germany                           49%
Rohstoffhandel Kiel GmbH ...........................................................       Germany                           37.5%
Rollcraft Inc.......................................................................       Canada                            45%
Rosenbloom Group Inc. ..............................................................       Canada                            45%
S&G Packaging Company, L.L.C. ......................................................       Delaware                          65%
SCI Les Chenes......................................................................       France                            50%
Serpac Containers Limited ..........................................................       Canada                            49.5%
Shanghai Stone Millennium Packaging & Paper Company Ltd. ...........................       China                             50%
Shiffenhaus Canada Inc. ............................................................       Canada                            16.66%
Specialty Containers ...............................................................       Canada                            40%
Stone MGC S.A. .....................................................................       France                            50%
Stone Container (Hong Kong) Limited.................................................       Hong Kong                         50%



                                                                                       Organized Under                 Percentage
CONSOLIDATED SUBSIDIARIES:                                                               the Laws of                    Ownership
--------------------------                                                               -----------                    ---------
Stone Container Japan Company, Ltd. ................................................       Japan                             50%
St. Germain Cartonnages S.A.........................................................       France                            50%
Tradepak Internacional S.A. de C.V. ................................................       Mexico                            30.8%
Tradepak International, Inc.........................................................       Delaware                          35.9%
Trans-Seal Corporation .............................................................       Japan                             50%
Venepal S.A.C.A.  ..................................................................       Venezuela                         19.7%
Venepal-Stone Forestal S.A. ........................................................       Venezuela                         59.1%
Vertriebsgesellschaft Rohstoffhandel Kiel ..........................................       Germany                           50%
Weedon Holdings Ltd. ...............................................................       United Kingdom                    40%
